Goodwill and impairment review of goodwill	12 Months Ended
Dec. 31, 2021
Intangible Assets [Abstract]
Goodwill and impairment review of goodwill	Goodwill and impairment review of goodwill

		$ million
	2021	2020
Cost
At 1 January	13,093	12,865
Exchange adjustments	(91)	184
Acquisitions and other additions[a]	139	632
Reclassified as assets held for sale	(137)	(199)
Deletions and disposals	(13)	(389)
At 31 December	12,991	13,093
Impairment losses
At 1 January	613	997
Exchange adjustments	(1)	1
Impairment losses for the year	7	1
Deletions and disposals	(1)	(386)
At 31 December	618	613
Net book amount at 31 December	12,373	12,480
Net book amount at 1 January	12,480	11,868
[a] 2020 principally relates to an acquisition in the US Fuels business.
Impairment review of goodwill

		$ million
Goodwill at 31 December	2021	2020
gas & low carbon energy	2,147	2,152
oil production & operations	5,464	5,613
customers & products	4,697	4,660
other businesses & corporate	65	55
	12,373	12,480
Information for 2019 and 2020 has been restated to reflect the changes in reportable segments. For more information see Note 1 Significant accounting policies, judgements, estimates and assumptions - Change in segmentation.
Goodwill acquired through business combinations has been allocated to groups of cash-generating units (CGUs) that are expected to benefit from the synergies of the acquisition. For oil production & operations goodwill is allocated to CGUs in aggregate at the segment level, for gas & low carbon energy goodwill is allocated to the hydrocarbon CGUs within the segment. For customers and products, goodwill has been allocated to Castrol, US Fuels, European Fuels and Other.
For information on significant estimates and judgements made in relation to impairments see Impairment of property, plant and equipment, intangible assets and goodwill in Note 1.
gas & low carbon energy and oil production & operations
As a result of the change in bp’s reporting segments on 1 January 2021, a review of the level at which goodwill is allocated and monitored for impairment testing purposes was required. Oil and gas properties CGUs were allocated to the new segments based on whether they predominantly produce oil or gas. No individual CGUs were split between the new segments and the existing CGUs remained unchanged. Legacy upstream goodwill was allocated to the two groups of CGUs allocated to the new segments based on the relative aggregate recoverable value of each group. An impairment test was performed on the goodwill balances allocated to the oil production & operations and the gas & low carbon energy segments at 1 January 2021 after the change in segments; no impairment of either goodwill balance was identified as a result thereof.

		$ million		$ million
	gas & low carbon energy		oil production & operations
	2021	2020	2021	2020
Goodwill	2,147	2,152	5,464	5,613
Excess of recoverable amount over carrying amount	3,991	3,991	32,438	27,758

The table above shows the carrying amount of goodwill for the segments at the period end and the excess of the recoverable amount, based on a pre-tax value-in-use calculation, over the carrying amount (headroom) at the date of the most recent test. For oil production & operations the increase in headroom relates to movements due to the passage of time.
No impairment of the goodwill balances in either gas & low carbon energy or oil production & operations was recognized during 2021 (2020 $nil million).
13. Goodwill and impairment review of goodwill – continued
The value in use for relevant CGUs in both gas & low carbon energy and oil production & operations is based on the cash flows expected to be generated by the projected production profiles up to the expected dates of cessation of production of each field, based on appropriately risked estimates of reserves and resources. Midstream and supply and trading activities and equity-accounted entities are generally not included in the impairment reviews of goodwill, as they do not represent part of the grouping of CGUs to which the goodwill balances relate and which are used to monitor the goodwill balances for internal management purposes. Where such activities form part of wider CGUs to which goodwill relates they are reflected in the test. As the production profile and related cash flows can be estimated from bp’s past experience, management believes that the cash flows generated over the estimated life of field is the appropriate basis upon which to assess goodwill and individual assets for impairment in both gas & low carbon energy and oil & production operations. The estimated date of cessation of production depends on the interaction of a number of variables, such as the recoverable quantities of hydrocarbons, the production profile of the hydrocarbons, the cost of the development of the infrastructure necessary to recover the hydrocarbons, production costs, the contractual duration of the production concession and the selling price of the hydrocarbons produced. As each field has specific reservoir characteristics and economic circumstances, the cash flows of each field are computed using appropriate individual economic models and key assumptions agreed by bp management.
Estimated production volumes and cash flows up to the date of cessation of production on a field-by-field basis, including operating and capital expenditure, are derived from the business segment plans. The production profiles used are consistent with the reserve and resource volumes approved as part of bp’s centrally controlled process for the estimation of proved and probable reserves and total resources.
The average production for the purposes of goodwill impairment testing in the gas & low carbon energy segment over the next 15 years is 261 mmboe per year (2020 275 mmboe per year) and in the oil production and operations segment is 604 mmboe per year (2020 602 mmboe per year). Production assumptions used for the goodwill impairment tests in both gas & low carbon energy and oil production & operations reflect management’s best estimate of future production of the existing portfolio at the time of the calculation. The group’s expectation to reduce upstream hydrocarbon production by around 40% by 2030 from its 2019 baseline is expected to be achieved through future active management and high-grading of the portfolio. Changes in upstream production since 2019 will be included in the best estimates however as the specific future changes to the portfolio are not yet known, these best estimates do not include the full extent of the expected upstream production reductions.
The weighted average pre-tax discount rate used in the review for both segments is 11% (2020 11% for both segments).
The most recent reviews for impairment for the oil production & operations and gas & low carbon energy segments were carried out in the fourth quarter. As permitted by IAS 36, the detailed calculations for recoverable amounts performed in 2020 were used as a basis for the 2021 impairment tests. The recoverable amounts, key assumptions and sensitivity calculations for 2021 are prepared using the remaining future cash flows from the 2020 detailed calculations. The headrooms for 2021 do not represent the headrooms that would result if a test was run in either segment based on discounted future cash flows estimated using 2021 data and assumptions.
The key assumptions used in the value-in-use calculations are oil and natural gas prices, production volumes and the discount rate. The value-in-use calculations have been prepared solely for the purposes of determining whether the goodwill balance were impaired. Estimated future cash flows were prepared on the basis of certain assumptions prevailing at the time of the tests. The actual outcomes may differ from the assumptions made. For example, reserves and resources estimates and production forecasts are subject to revision as further technical information becomes available and economic conditions change. Due to economic developments, regulatory change and emissions reduction activity arising from climate concern and other factors, future commodity prices and other assumptions may differ from the forecasts used in the calculations.
Sensitivities to different variables have been estimated using certain simplifying assumptions. For example, lower oil and gas price or production sensitivities do not fully reflect the specific impacts for each contractual arrangement and will not capture all favourable impacts that may arise from cost deflation or savings. A detailed calculation in either segment at any given price or production profile may, therefore, produce a different result.
Adverse changes in input assumptions applied in respect to assets carried at or close to their value in use, primarily being those assets previously impaired, would have a limited effect on goodwill headrooms, instead resulting in a direct impairment of the particular CGU's net book value. Conversely, a reduction in the value in use of those assets carried at a value below their respective values in use would result in an adverse impact on the relevant goodwill headroom. It is estimated that a 33% (2020 28%) reduction in revenue throughout each year of the remaining life of those assets, either as a result of adverse price or production conditions or a combination of each, would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the oil production and operations segment. For gas & low carbon energy a 20% (2020 20%) reduction would have the same result.
It is estimated that no reasonably possible change in the discount rate would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of either segment.
customers & products

										$ million
					2021					2020
	Castrol	US Fuels	European Fuels	Other	Total	Castrol	US Fuels	European Fuels	Other	Total
Goodwill	2,837	606	862	392	4,697	2,865	606	913	276	4,660
Cash flows for each CGU are derived from the business segment plans, which cover a period of up to five years. To determine the value in use for each of the cash-generating units, cash flows for a period of 10 years are discounted and aggregated with a terminal value. It is estimated that no reasonably possible change in the key assumptions used in the US Fuels and European Fuels goodwill impairment assessments would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets.
Castrol
As permitted by IAS 36, the detailed calculations of Castrol’s recoverable amount performed in the most recent detailed calculation in 2018 was used as the basis for the tests in 2021 as the criteria of IAS 36 were considered satisfied: the headroom was substantial in 2018; there have been no significant changes in the assets and liabilities; and the likelihood that the recoverable amount would be less than the carrying amount is remote.
The key assumptions to which the calculation of value in use for the Castrol unit is most sensitive are operating unit margins, sales volumes, and discount rate. Operating margin and sales volumes assumptions used in the detailed impairment review of goodwill calculation are consistent with the assumptions used in the Castrol unit’s business plan and values assigned to these key assumptions reflect past experience. A pre-tax discount rate of 9% is applied in the test. No reasonably possible change in any of these key assumptions would cause the unit’s recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets. Cash flows beyond the plan period are extrapolated using a nominal 2.8% growth rate.